EXHIBIT 99.1

Steel Media

Financial Statements

December 31, 2013 and 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder

Steel Media

New York, NY

We have audited the accompanying balance sheets of Steel Media (the “Company”), as of December 31, 2013 and 2012, and the related statements of operations, stockholders’ equity and cash flows for each of the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Steel Media as of December 31, 2013 and 2012 and the results of its operations and its cash flows for each of years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ RBSM LLP

New York, New York

August 12, 2015

STEEL MEDIA

BALANCE SHEETS

DECEMBER 31, 2013 AND 2012

	2013	2012
	(Restated)	(Restated)
Assets

Current assets:
Cash and cash equivalents	$715,371	$659,574
Accounts receivable, net of allowance for doubtful accounts of $27,523 and $0, respectively	1,729,057	760,315
Prepaid expenses	6,561	11,131

Total current assets	2,450,989	1,431,020

Property and equipment, net of accumulated depreciation of $5,755 and $16,763	8,415	57,221

Total assets	$2,459,404	$1,488,241

Liabilities and stockholder’s equity

Current liabilities:
Accounts payable and accrued expenses	$1,389,156	$556,935
Deferred revenue	43,116	30,798

Total current liabilities	1,432,272	587,733

Commitment and contingencies (see Note 5)	-	-

Stockholder’s equity
Common stock, $0.001 par value; 100,000 shares authorized, issued and outstanding	100	100
Retained earnings	1,027,032	900,408

Total stockholder’ equity	1,027,132	900,508

Total liabilities and stockholder’s equity	$2,459,404	$1,488,241

The accompanying notes are an integral part of these financial statements.

STEEL MEDIA

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	Years ended December 31,
	2013	2012
	(Restated)	(Restated)

Revenues	$7,936,511	$5,654,598
Cost of revenue	1,812,811	1,122,781

Gross profit	6,123,700	4,531,817

Operating expenses:
General and administrative	3,113,610	2,997,102
Sales and marketing	2,884,458	1,764,760

Total operating expense	5,998,068	4,761,862

Income (loss) from operations	125,632	(230,045)

Other income, net	13,424	44,720

Income (loss) before provision for income taxes	139,056	(185,325)

Provision for income taxes	1,713	800

Net income (loss)	$137,343	$(186,125)

The accompanying notes are an integral part of these financial statements.

STEEL MEDIA

STATEMENT OF STOCKHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

(Restated)

	Common Stock		Retained	Stockholder’s
	Shares	Amount	Earnings	Equity

Balance, January 1, 2012	100,000	$100	$1,095,242	$1,095,342

Distribution to stockholder, net	-	-	(8,709)	(8,709)

Net loss	-	-	(186,125)	(186,125)

Balance, December 31, 2012	100,000	100	900,408	900,508

Distribution to stockholder	-	-	(10,719)	(10,719)

Net income	-	-	137,343	137,343

Balance, December 31, 2013	100,000	$100	$1,027,032	$1,027,132

The accompanying notes are an integral part of these financial statements.

STEEL MEDIA

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2013 AND 2012

	Years Ended December 31,
	2013	2012
	(Restated)	(Restated)
Cash flows from operating activities:
Net income (loss)	$137,343	$(186,125)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	3,224	15,350
Bad debt expense	27,523	-
Loss on sale of asset	12,758	-
Changes in operating assets and liabilities:
Accounts receivable	(996,265)	491,625
Prepaid expenses	4,570	(11,131)
Accounts payable and accrued expenses	832,221	(337,481)
Deferred revenue	12,318	30,798

Cash provided by operating activities	33,692	3,036

Cash flows from investing activities:
Proceeds from sale of asset	42,000	-
Purchase of equipment	(9,176)	(2,034)

Cash provided by (used in) investing activities	32,824	(2,034)

Cash flows from financing activities:
Distribution to stockholder, net	(10,719)	(8,709)

Cash used in financing activities	(10,719)	(8,709)

Net increase (decrease) in cash	55,797	(7,707)
Cash, beginning of period	659,574	667,281
Cash, end of period	$715,371	$659,574

Supplemental disclosure of cash flow information:
Cash paid for interest	$-	$-
Cash paid for taxes	$1,713	$800

The accompanying notes are an integral part of these financial statements.

STEEL MEDIA

Notes to Financial Statements

December 31, 2013 and 2012

1.  Organization and Summary of Significant Accounting Policies

Organization and description of the business

Steel Media (the "Company"), a California S corporation headquartered in New York, New York, provides Online Display, Mobile, Online Video and Email ad inventory to both brands and ad agencies. Clients can orchestrate targeted and integrated digital campaigns. The Company also offers a database marketing capability that provides clients the ability to target certain populations via email. The Company works to optimize online display and video campaigns, providing brands and ad agencies the power to deploy, manage, and measure all digital advertising campaigns in one place.

Use of estimates

The preparation of the financial statements requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid instruments with original or remaining maturities of 90 days or less at the date of purchase to be cash equivalents.

Accounts receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company's best estimate of the amount of probable credit losses in the existing accounts receivable. The Company determines the allowance for doubtful accounts based on historical write-off experience and probability of collection, which is reviewed on a monthly basis.

Property and equipment

Property and equipment are stated at cost net of accumulated depreciation. Depreciation on property and equipment is calculated on the straight-line basis over the estimated useful lives of the assets, typically three years. Improvements are capitalized while repairs and maintenance are charged to expense in the period incurred. Gains and losses realized on the disposal or retirement of property and equipment are recognized or charged to other income (expense).

Revenue recognition

The Company recognizes revenue by providing online display, mobile, online video and email advertising to advertising agencies and to brands directly. Clients contract with the Company by way of an Insertion Order ("I.O.") which stipulates the type of advertising, quantity, flight dates, and ad sizes. Once an I.O. is signed by the client, the Company then secures the advertising space and prepares the ads (also called "tags"). Next, the Company works with third party ad servers and reporting platforms to set up reporting and billing information, test creative tags, launch the campaign and monitor campaign delivery and performance.

The Company recognizes revenue when all of the following criteria are met:

•

Persuasive evidence of an arrangement exists

•

Delivery or performance has occurred

•

The fee is fixed or determinable; and

•

Collectability is reasonably assured

STEEL MEDIA

Notes to Financial Statements

December 31, 2013 and 2012

1.  Organization and Summary of Significant Accounting Policies (continued)

Revenue is generated under sales agreements with multiple elements in conjunction with the following platforms: 1) Online Display, 2) Email, 3) Video, and 4) Mobile. The Company also offers creative services to assist customers in building and managing apps and websites. The Company evaluates each element in a multiple-element arrangement to determine whether it represents a separate unit of accounting. An element constitutes a separate unit of accounting when the delivered items have standalone value and delivery of the undelivered element is probable and within the Company's control. The Company has determined that services do not have standalone value and are, therefore, treated as one unit of accounting. The Company recognizes revenues over the campaign period.

Gross versus net revenue recognition

In the normal course of business, the Company acts as or uses an intermediary or agent in executing transactions with third parties. The determination of whether revenue should be reported gross or net is based on an assessment of whether the Company is acting as the principal or an agent in the transaction. If the Company is acting as a principal in a transaction, the Company reports revenue on a gross basis. If the Company is acting as an agent in a transaction, the Company reports revenue on a net basis. In determining whether the Company acts as the principal or an agent, the Company follows the accounting guidance for principal-agent considerations and the Company places the most weight on whether or not the Company is the primary obligor in the arrangement.

The Company is considered the primary obligor to its clients. It separately negotiates each sales or unit pricing contract, assumes the credit risk for amounts invoiced to its customers, and has discretion in the advertiser selection. Therefore, it recognizes revenue on a gross basis.

Deferred revenue

Deferred revenue arises when customers pay for services in advance of revenue recognition. The Company's deferred revenue generally results from services not yet rendered.

Software development costs

The Company has not capitalized any software development costs to date as the period between achieving technological feasibility and the general availability of the related products has been short and software development costs qualifying for capitalization have not been material. All software development costs are recognized as a component of operating expenses.

Research and development

Research and development expenses are expensed as incurred.

Income taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Accordingly, the financial statements do not include a provision for federal income taxes. Instead, the earnings and losses are included in the stockholder's personal income tax returns and are taxed based on the stockholder's personal tax situation. The Company is, however, subject to certain minimum state franchise tax fees and a minimum California state franchise tax of $800.

STEEL MEDIA

Notes to Financial Statements

December 31, 2013 and 2012

Concentration of Credit Risk, Significant Customers and Supplier Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents and accounts receivable. Cash and cash equivalents are deposited in the United States. The balances in the United States held at any one financial institution are generally in excess of Federal Deposit Insurance Corporation ("FDIC") insurance limits. The uninsured cash bank balances were approximately $465,000 and $410,000 at December 31, 2013 and 2012, respectively. The Company has not experienced any loss on these accounts. The balances are maintained in demand accounts to minimize risk.

At December 31, 2013, three customers each accounted for more than 10% of the accounts receivable balance, for a total of 59%. For the year ended December 31, 2013 one customer accounted for 28% of total revenue. For the year ended December 31, 2012, two customers accounted for 29% of total revenue.

2.  Restatement

As described in Note 7, on October 30, 2014, Social Reality, Inc., a Delaware corporation ("Social Reality"), acquired 100% of the capital stock of Steel Media from Mr. Richard Steel. On February 18, 2015 the Board of Directors of Social Reality determined that the balance sheets of Steel Media at December 31, 2013 and 2012 and the statements of operations, stockholder's equity and cash flows for the years ended December 31, 2013 and 2012 (collectively, the "Steel Audited Financials") should no longer be relied upon.  The Steel Audited Financials and the Steel Unaudited Financials were filed as Exhibit 99.1 to the Current Report on Form 8-K/A filed by Social Reality with the Securities and Exchange Commission on January 13, 2015 following its acquisition of Steel Media on October 30, 2014.

In reviewing the accounting practices of Steel Media subsequent to the closing of the acquisition Social Reality determined that the Steel Audited Financials contained errors related to the accounting for commissions paid to Steel Media employees, which resulted in liabilities and related compensation expense being understated or overstated for the above referenced periods, along with other adjustments.

Accordingly, the balance sheets at December 31, 2012 and 2013 and the statements of operations and stockholders’ equity for the years ended December 31, 2012 and 2013 have been restated to correct the accounting errors related to the commission accrual and other adjustments.

The effect of correcting these accounting errors on the balance sheets at December 31, 2012 and 2013 and the statement of operations for the years ended December 31, 2012 and 2013 are shown in the table below.  The effect on the statement of stockholders’ equity for the years ended December 31, 2012 and 2013 is reflected in the changes to the balance sheet at December 31, 2012 and 2013.  These errors had no net effect on the statement of cash flows for the years ended December 31, 2012 and 2013.

STEEL MEDIA

Notes to Financial Statements

December 31, 2013 and 2012

		December 31, 2012
	As Filed	Adjustment to Restate	As Restated
Balance sheet data
Assets
Accounts receivable	$760,308	$7	$760,315
Current assets	$1,431,013	$7	$1,431,020
Total assets	$1,488,234	$7	$1,488,241

Liabilities and stockholder's equity
Accounts payable and accrued expenses	$394,015	$162,920	$556,935
Total current liabilities	$424,813	$162,920	$587,733
Retained earnings	$1,063,321	$(162,913)	$900,408
Total stockholder's equity	$1,063,421	$(162,913)	$900,508
Total liabilities and stockholder's equity	$1,488,234	$7	$1,488,241

Statement of operations data
Cost of revenue	$1,154,392	$(31,611)	$1,122,781
Gross profit	$4,500,206	$31,611	$4,531,817
Operating expenses:
General and administrative	$2,997,102	$-	$2,997,102
Sales and marketing	$1,830,323	$(65,563)	$1,764,760
Total operating expense	$4,827,425	$(65,563)	$4,761,862
Income (loss) from operations	$(327,219)	$97,174	$(230,045)
Income (loss) before provision for income taxes	$(282,499)	$97,174	$(185,325)
Net income (loss)	$(283,299)	$97,174	$(186,125)

		December 31, 2013
	As Filed	Adjustment to Restate	As Restated
Balance sheet data
Assets
Accounts receivable	$1,756,378	$(27,321)	$1,729,057
Current assets	$2,478,310	$(27,321)	$2,450,989
Total assets	$2,486,725	$(27,321)	$2,459,404

Liabilities and stockholder's equity
Accounts payable and accrued expenses	$998,722	$390,434	$1,389,156
Total current liabilities	$1,041,838	$390,434	$1,432,272
Retained earnings	$1,444,787	$(417,755)	$1,027,032
Total stockholder's equity	$1,444,887	$(417,755)	$1,027,132
Total liabilities and stockholder's equity	$2,486,725	$(27,321)	$2,459,404

Statement of operations data
Cost of revenue	$1,743,391	$69,420	$1,812,811
Gross profit	$6,193,120	$(69,420)	$6,123,700
Operating expenses:
General and administrative	$3,086,282	$27,328	$3,113,610
Sales and marketing	$2,728,364	$156,094	$2,884,458
Total operating expense	$5,814,646	$183,422	$5,998,068
Income (loss) from operations	$378,474	$(252,842)	$125,632
Income (loss) before provision for income taxes	$391,898	$(252,842)	$139,056
Net income (loss)	$390,185	$(252,842)	$137,343

STEEL MEDIA

Notes to Financial Statements

December 31, 2013 and 2012

3.  Property and Equipment

Property and equipment consist of the following as of December 31, 2013 and 2012:

	2013	2012
Computer equipment	$14,170	$4,994
Automobile	-	68,990
	14,170	73,984
Less: accumulated depreciation	(5,755)	(16,763)
Property and equipment, net	$8,415	$57,221

Depreciation expense totaled $3,224 and $15,350 for 2013 and 2012, respectively.

In November 2013, the Company sold an automobile with a net book value of $54,758 for $42,000, resulting in a loss of $12,758.

4.  Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses as of December 31, 2013 and 2012 consisted of the following:

	2013	2012
Accounts payable and accrued expenses	$717,288	$225,080
Accrued commissions	400,728	185,605
Accrued bonuses	271,140	146,250
Total accounts payable and accrued expenses	$1,389,156	$556,935

5.  Related Party Transactions

Over the course of 2013 and 2012, the Company dispensed funds to the stockholder's relatives totaling $61,100 and $1,000, respectively, for various consulting services.

6.  Commitments and Contingencies

Lease commitments

The Company leases its New York office space under an annual agreement that expires in October 2014. Leases at all other locations are short-term with less than one-year terms.

Scheduled minimum rental payments for the remaining lease terms are as follows:

Year Ending December 31,
2014	$58,500

Rent expense, which includes the Alamo property, amounted to $74,190 and $50,251 during 2013 and 2012, respectively.

Legal proceedings

The Company is subject to certain routine legal proceedings, as well as demands, and claims that arise in the normal course of its business. The Company believes that the ultimate amount of liability, if any, for any pending claims of any type, will not materially affect its financial position, results of operations or liquidity.

7.  Subsequent Events

On October 30, 2014 all of the Company’s issued and outstanding stock was acquired by Social Reality a publicly held corporation.

The Company has evaluated subsequent events through August 12, 2015, the date which the financial statements were available to be issued.